UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2016 (January 27, 2016)

CATALYST BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51173	56-2020050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

260 Littlefield Ave. South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

(650) 266–8674

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 27, 2016, the Compensation Committee approved the following base salaries for 2016 and bonuses for fiscal year 2015 for the Company’s executive officers.

Name and Position	Base Salary(1)	Bonus for Performance in 2015
Nassim Usman, Ph.D. President & Chief Executive Officer	$453,200	$169,400
Edwin L. Madison, Ph.D. Chief Scientific Officer	$357,000	$94,325
Fletcher Payne Chief Financial Officer	$325,480	$85,162

Notes:

(1)	The base salary is effective January 1, 2016, and reflects a 3%, 2% and 3% increase for Dr. Usman, Dr. Madison and Mr. Payne, respectively, as compared to their base salaries in 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST BIOSCIENCES, INC.

Date: January 29, 2016	/s/ Nassim Usman
Nassim Usman, Ph.D.
President and Chief Executive Officer